
Innovators in the development
& commercialization of
INJECTABLE
COLLAGENASE
DUPUYTREN'S CONTRACTURE
PEYRONIE'S DISEASE
LIPOMAS
FROZEN SHOULDER
CELLULITE

BioSpecifics
TECHNOLOGIES CORP.

August 2014

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the future profitability of the Company; the market potential for the use of XIAFLEX to treat Dupuytren's contracture and Peyronie's disease and the likelihood of success of Auxilium's plans for marketing and sales for those indications; the timing of the potential decision on the MAA filed by Sobi; the timing for review of regulatory applications in Japan; the potential use of XIAFLEX to treat uterine fibroids and canine and human lipoma; the potential approval by the FDA of the sBLA filed by Auxilium to expand the label for Dupuytren's contracture for multiple injections into the same hand; the timing of the release by Auxilium of top-line data from its Phase 2b study of CCH as a treatment for frozen shoulder; the timing of Auxilium's decision to exercise its opt in rights for the canine lipoma indication; the timing for BioSpecifics' to complete enrollment of the placebo-controlled trial for human lipoma; the timing of the release by BioSpecifics of top-line data from its pre-clinical study in uterine fibroids and the potential success of, and commercial market for, such indication; the potential for CCH to be the first and only FDA-approved nonsurgical therapy for cellulite and frozen shoulder; the potential market for, and success of, particular indications; and the projected receipt of payments from Auxilium. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Auxilium and its partners to achieve their respective objectives for CCH in their applicable territories; the uncertainties inherent in the initiation of future clinical trials; Auxilium or any of its partners modifying their respective objectives and/or allocating resources other than to CCH; the potential market for CCH in a given indication being smaller than anticipated; the potential of CCH to be used in additional indications and the initiation, timing and outcome of clinical trials of CCH for additional indications; the protection of the Company's intellectual property portfolio; the timing of regulatory filings and action; the receipt of any payments from Auxilium; and other risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2013, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, our Quarterly Report on Form 10Q for the quarter ended June 30, 2014 and our Current Reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

Corporate Overview

BioSpecifics is a profitable, commercial-stage biopharma company maximizing the potential of injectable collagenase for multiple indications

- XIAFLEX® (collagenase clostridium histolyticum or CCH) is now marketed for two indications in the U.S. by strategic partner, Auxilium Pharmaceuticals
  - Dupuytren's contracture
  - Peyronie's disease
- XIAPEX® marketed by Sobi in the EU for Dupuytren's contracture
- Deep development pipeline for XIAFLEX



Single Use Vials
Discard Unused Portion
stridium histolyticum
onal use
Sterile Diluent
XIAFLEX
Rx Only

Vast Therapeutic Potential of CCH

- CCH provides a first-in-class, minimally invasive nonsurgical treatment option for conditions and diseases caused by collagen accumulation where current treatment options are limited
- BioSpecifics has positive results in 12 indications:
  - Dupuytren's contracture†
  - Peyronie's disease †
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy
- BioSpecifics is currently supporting preclinical research in uterine fibroids and sees strong potential for this indication

†Currently marketed or being tested in the clinic

Approved Indications for XIAFLEX

	Marketed
Dupuytren's Contracture	***Multi-cord sBLA PDUFA date is October 20, 2014***
Peyronie's Disease	***Potential decision in late 1Q15 on MAA filed by Sobi***

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Dupuytren's Contracture

Definition and Key Complications	▪ Formation of a collagen cord in the hand ▪ One or more fingers caused to contract toward the palm ▪ Limits range of motion of the fingers often resulting in physical disability and impaired quality of life
First and Only FDA- and EMA-Approved Nonsurgical Treatment	▪ Approved in the U.S., Europe, Canada and Australia ▪ Asahi Kasei submitted regulatory application for approval in Japan with review expected in mid-2015
Focus on Sales Growth and Market Expansion	▪ 300K patients diagnosed annually ▪ Decision expected in 4Q14 on sBLA to allow multiple concurrent injections into same hand ▪ Good sales momentum by Sobi within European markets

Source: Auxilium Pharmaceuticals, Inc.

Label Expansion Opportunity

- SDI Health LLC estimates 35 to 40% of Dupuytren's contracture surgeries in U.S. are performed to treat two or more cords concurrently

- PDUFA date: October 20, 2014
  - FDA to decide on sBLA, submitted by Auxilium, for XIAFLEX label expansion to allow multiple concurrent injections into same hand

- sBLA based on positive top-line data from Phase 3b MULTICORD study of XIAFLEX. Results showed:
  - Concurrent injections reduced total fixed flexion contracture by average of 74.4% and improved total range of motion by average of 66.6 degrees
  - Comparable improvement and adverse events as single injection

Pre-treatment:



Post-treatment:



Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease

Definition & Key Complications	▪ Excess of inelastic collagen causing penile curvature deformity ▪ Results in pain with erection, penile shortening, indentations, erectile dysfunction and/or difficulty with sexual intercourse ▪ Potential loss of self-esteem and depression for patients and partners
First and Only Approved PD Treatment	▪ Approved in the U.S. ▪ Sobi filed MAA to the EMA; decision expected as early as late 1Q15
Market Opportunity	▪ 95K patients* diagnosed in 2013 in the U.S., but believed to be underdiagnosed ▪ Up to eight injections (four treatment cycles of two injections) in-office

Focus on Patient Access and Market Expansion	▪ Auxilium Advantage™ - assists patients and providers in accessing XIAFLEX
	    ▪ Providers: facilitates insurance coverage research and verification, patient copayments, and drug acquisition through specialty channels
	    ▪ Patients: provides financial assistance for qualified patients
	▪ "Ask about the Curve" - launched to encourage patient awareness

**Source: Auxilium Pharmaceuticals, Inc.*

Launch Progress

- Focused, disciplined product rollout
  - 5,000-6,500 patients receive invasive treatment for Peyronie's disease each year (surgery or verapamil injections)
  - ~400 urologists performed about 90% of PD surgeries
- REMS certification of urologists

1,108	645
Total Physicians Certified	Total Sites Certified

- 3,350 total product vials shipped to physicians since launch

598	565	775	1,412
in 1Q14	in April	in May	in June

2,752 (April–June)

**All numbers as of June 30, 2014*

Source: Auxilium Pharmaceuticals, Inc.

Launch Progress Cont.

- Reimbursement approval by payers (Auxilium Advantage)
  - All eight Medicare beneficiaries confirmed coverage at policy level; 29 major commercial health plans have approved patients for treatment
  - Listed as 'medically necessary' in Clinical Policy Bulletin, when administered under REMS program by Aetna
  - Covered benefit of the Veterans Administration and of TRICARE, the healthcare program of the U.S. Military
  - **3,535** patients submitted

55%
Decision Made

→

93%
Approved

***All numbers as of June 30, 2014*

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX Pipeline Programs

Indications	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Frozen Shoulder	*Top-line data in 1Q15*				
*Canine Lipoma	*Auxilium opt-in decision in 4Q14*				
*Human Lipoma	*Complete enrollment in Phase 2 trial in 1Q15*				
Cellulite	*Initiation of Phase 2b trial in 2Q15*				
*Uterine Fibroids	*4Q14 results*				

*BioSpecifics-managed development program

CCH for Canine and Human Lipomas
BioSpecifics-Managed Programs

Definition and Key Complications	▪ Encapsulated deposits of benign fatty tumors ▪ Detected as bulges under the skin that occur in both humans and dogs ▪ Can be serious health problem in dogs, restricting motion in older dogs	
Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available for humans or dogs ▪ Most frequently elected treatment is surgery, which can be risky due to the use of general anesthesia (especially for older dogs)	
	Canine Lipoma	***Human Lipoma***
U.S. Market Opportunity	▪ 1.7M dogs affected; 25 surgeries per vet performed (est.) annually ▪ Represents 1M potential treatments (est.) annually	▪ 2% of total human population (est.) ▪ 20% of patients have multiple lipomas
Phase 2 Opt-In Study Underway in Human Lipoma	▪ Final study report from Chien-804 submitted to Auxilium in July 2014 ▪ Auxilium currently has 120 day opt-in period to license rights	▪ Phase 2 placebo-controlled opt-in study initiated in 3Q14 ▪ Study enrollment to be completed in 1Q15

Chien-804 Placebo-Controlled Phase 2 Trial in Canines

- BioSpecifics reported data from placebo-controlled, randomized Phase 2 trial for CCH in canines with benign subcutaneous lipomas
- Study did not meet primary endpoint but demonstrated benefit in secondary measures:
  - Responder analysis:
    - Visible surface area as measured by caliper decreased by 50% or more in 45.0% (9/20) of CCH-treated dogs versus 0% (0/17) of placebo-treated dogs, in the as-treated population (p=0.0015)
  - Post-treatment difference:
    - Percent change at 90 days in mean visible surface area as measured by caliper of -44.12% in the as-treated population versus 4.0% in the placebo group (p=0.006).
  - Questionnaire showed 70.0% satisfaction among pet owners with the results of CCH treatment versus 23.6% satisfaction with the placebo results, in the as-treated population (p= 0.0027)

Dose Escalation Phase 2 Clinical Trial in Humans

BioSpecifics reported data from open label, dose escalation Phase 2 trial for humans with benign subcutaneous lipomas

- Statistically significant ($p<0.0001$) reduction in primary endpoint of visible surface area of lipoma as measured by caliper, combining all patients
- Patients in highest dose group (75% of commercial dose) achieved best efficacy results with average of 67% reduction of lipoma visible surface area
- 75% of patients in highest dose group achieved reduction of 50% or more in lipoma visible surface area
- No SAEs reported during trial





CCH for Uterine Fibroids

Study Results Expected in 4Q14



8000
7000
6000
5000
4000
3000
2000
1000
0
Complex Shear Modulus G* [Pa]
****
0.00
0.25
0.50
1.00
2.00
Collagenase Dose [mg/ml]

Stiffness of human fibroid tissue treated with purified clostridial collagenase. Average ± SEM across all timepoints. ****$p \leq 0.0001$ vs. control

Definition & Key Complications	• Benign tumors with significant co-morbidities • Pain, decreased fertility, miscarriage, heavy menstrual bleeding and frequent urination
Potential to be Nonsurgical Therapy Option	• Primary indication for hysterectomy in U.S., accounting for between 33% to more than 40% of hysterectomies each year.
U.S. Market Opportunity	• ~200K hysterectomies and 30K myomectomies are performed annually to treat fibroids • Estimated cost to economy is ~$34.4B annually
Preclinical Studies Ongoing	• BioSpecifics is supporting preclinical development with Duke Medicine • Study results to be reported at Mechanotransduction in the Reproductive Tract Meeting in October in Durham, NC. • Studies indicate that highly purified collagenase can reduce the stiffness of human uterine fibroid tissue in laboratory experiments

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

CCH for Frozen Shoulder Syndrome
Top-line Data from Phase 2b Study Expected in 1Q15



Definition and Key Complications	▪ Inflammation and thickening of shoulder capsule due to collagen accumulation ▪ Limits the range of motion of the shoulder and painful
Potential to be Only Approved Nonsurgical Therapy	▪ Common available treatment option is manipulation ▪ Painful and requires general anesthesia
Market Opportunity	▪ Affects 20-50M people (est.) worldwide ▪ 700K patients visit doctor for condition (est.) in the U.S. annually
Top-line Data from Phase 2b Study Expected in 1Q15	▪ Double-blind, placebo-controlled study evaluating safety and efficacy for treatment of Stage 2 (frozen stage) unilateral idiopathic frozen shoulder ▪ Randomized 3:1 to receive CCH or placebo and will receive up to 3 ultrasound-guided injections of study drug ▪ ~300 patients at 35 sites in the U.S. and Australia - on track for data in 1Q15

Source: Auxilium Pharmaceuticals, Inc.

Statistically Significant CCH Dose Response in Phase 2a Study



Change from Baseline (Degrees)
60
50
40
30
20
10
0
P<0.05 Comparison to Exercise Cohort
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.29mg (1mL)
0.58mg(2mL)
0.58mg(1mL)
0.58mg(0.5mL)
Exercise
CCH

- Statistically significant improvements in both the 0.58 mg(1mL) and 0.58 mg(2mL) cohorts over baseline scores vs. the exercise-only group:
  - In forward flexion ($p<0.05$)
  - In pain and function ($p<0.05$)
- Treatment-related AEs were consistent with CCH use in other approved and potential indications and all such events resolved without intervention
- No subjects discontinued the study due to an AE and there were no drug-related SAEs reported

Source: Auxilium Pharmaceuticals, Inc.

CCH for Cellulite
Phase 2a Study Results Reported in 3Q14

Definition	▪ Skin dimpling as a result of collagen fibrous septae held in an irregular pattern under the skin, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity as First Nonsurgical Therapy	▪ Affects 85-98% of women (est.) and rarely in men ▪ Potential to be first and only FDA-approved nonsurgical therapy
Top-line Results Reported from Phase 2a Study in 3Q14	▪ Randomized, double-blind multiple-dose Phase 2a study ▪ Enrolled 150 women, age 18-45 in the U.S. ▪ Patients received up to three treatment sessions of drug or placebo according to randomization (5 high-dose (0.84mg): 5 mid (0.48mg): 5 low (0.06mg): 3 placebo) ▪ Each treatment cycle will be 21 days apart ▪ Only dimples treated on Day 1 were able to be retreated on Day 22 (Treatment Session 2) and Day 43 (Treatment Session 3) if, in the opinion of the investigator, the dimple continued to be evident

Source of data: Auxilium Pharmaceuticals, Inc.

CCH for Cellulite
Initiation of Phase 2b Study Expected in 2Q15

Top-line Data from Phase 2a Study

- Demonstrated improvement in the appearance of cellulite in all dose groups based on physician and patient assessments; statistically significant in the mid and high dose groups
- 68% of mid and high dose groups reported being "Satisfied" or "Very Satisfied" with treatment
- Well-tolerated in all dose groups with mild-to-moderate adverse events, primarily limited to local injection area



Day 1
Pre-Treatment



Day 73
30 Days Following Last Treatment

Source of data: Auxilium Pharmaceuticals, Inc.

Auxilium Partnership for Development and Commercialization of CCH

>$45.1M Received from Auxilium	▪ Over $45M total received in licensing, sublicensing, milestone, COGS, and royalty payments as of June 30, 2014
Future Payments Due to BioSpecifics from Auxilium	▪ Low double digit royalties as % of net sales by Auxilium ▪ Additional mark-up on COGS ▪ Modest milestones for additional indications and regulatory submissions and approval worldwide
Auxilium Opt-In Rights	▪ Auxilium has right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Milestone Payments from AUXL Partnerships	▪ Auxilium partnered with Sobi (Eurasia and Africa), Asahi Kasei (Japan) and Actelion (Canada, Brazil, Mexico, Australia) for Dupuytren's contracture and Peyronie's disease ▪ BioSpecifics entitled to specified % of potential milestones payments that Auxilium receives from its sublicensees

Corporate Highlights

- Strong Intellectual Property Portfolio
  - Long-term patent protection for injectable collagenase:
    - **Dupuytren's Contracture:** XIAFLEX has Orphan Drug protection in U.S. until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - **Peyronie's Disease:** Auxilium has 7 years of Orphan Drug protection in U.S. for XIAFLEX until 2020
    - **Patents and Patent Applications:** Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
      - Dupuytren's contracture
      - Peyronie's disease
      - Frozen shoulder
      - Removal of adipose tissue
      - Others
- Lean Corporate Structure with Five Full-time Employees
- Ongoing Stock Buy-Back Program

Consistently Profitable Annually
2Q14 Financial Highlights

	For the quarter ended	For the year ended
	06/30/14	12/31/13
	(unaudited)	(unaudited)
Cash and equivalents, short term investments	$ 16,633,708	$ 12,591,825
Income Statement		
Revenues	$ 2,652,505	$ 14,467,240
Other income	7,352	26,202
Costs and expenses	(1,776,846)	(6,522,779)
Provision for income taxes	(305,045)	(2,684,816)
Net income	**$ 577,966**	**$ 5,285,847**
Net income per basic share	$ 0.09	$ 0.83
Net income per diluted share	$ 0.08	$ 0.76
Shares used in computation of basic net income	6,429,203	6,345,615
Shares used in computation of diluted net income	7,009,625	6,922,274

Anticipated Upcoming Milestones
Steady Momentum in BioSpecifics-Managed Indications

Upcoming Milestones	
*Human Lipomas	❑Complete enrollment in Phase 2 placebo-controlled opt-in trial in 1Q15
*Canine Lipomas	❑120 day opt-in period for Auxilium to license rights ends in 4Q14
*Uterine Fibroids	❑ Report pre-clinical study results in 4Q14
Dupuytren's Contracture	❑ PDUFA date in 4Q14 for FDA to review sBLA filing for XIAFLEX label expansion based on multi-cord trial ❑PMDA in Japan to review regulatory application by mid-2015
Peyronie's Disease	❑ EMA to decide on MAA submitted by Sobi as early as late 1Q15
Frozen Shoulder	❑ Announce Phase 2b top-line data in 1Q15
Cellulite	❑ Initiate Phase 2b trial in 2Q15

*BioSpecifics-managed development programs

Source: Auxilium Pharmaceuticals, Inc.

Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE


Single Use Vials
Discard Unused Portion
Sterile Diluent
XIAFLEX
Rx Only

BioSpecifics
TECHNOLOGIES CORP.

August 2014